UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2017

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On May 12, 2017, TripAdvisor, Inc. (“TripAdvisor”),  TripAdvisor Holdings, LLC (“Holdings”), and TripAdvisor LLC, subsidiaries of Liberty TripAdvisor Holdings, Inc., entered into the First Amendment (the “First Amendment”), among TripAdvisor, Holdings,  TripAdvisor LLC, the other Subsidiary Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and J.P. Morgan Europe Limited, as London agent (the “London Agent”), which modifies the Credit Agreement, dated as of June 26, 2015 (as amended by the First Amendment, the “Amended Credit Agreement”), among TripAdvisor, Holdings, TripAdvisor LLC, the other Subsidiary Loan Parties from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and the London Agent.

The First Amendment, among other things:

•	increases the aggregate amount of revolving loan commitments available under the Amended Credit Agreement from $1.0 billion to $1.2 billion;

•	allows for the deduction of certain foreign cash in the calculation of Consolidated Net Funded Debt (as defined in the Amended Credit Agreement);

•	extends the maturity date of the Amended Credit Agreement to May 12, 2022; and

•	revises the pricing grid to decrease the Commitment Fee Rate (as defined in the Amended Credit Agreement) at certain leverage ratio levels.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment which is filed as Exhibit 10.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the Securities and Exchange Commission (“SEC”) on May 15, 2017, and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1

First Amendment, dated as of May 12, 2017, by and among TripAdvisor, Inc., TripAdvisor Holdings, LLC, TripAdvisor LLC, the other Subsidiary Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Europe Limited, as London agent (incorporated by reference to Exhibit 10.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the SEC on May 15, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1

First Amendment, dated as of May 12, 2017, by and among TripAdvisor, Inc., TripAdvisor Holdings, LLC, TripAdvisor LLC, the other Subsidiary Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Europe Limited, as London agent (incorporated by reference to Exhibit 10.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the SEC on May 15, 2017).